Tangible Equity Units (Tables)	9 Months Ended
Dec. 31, 2019
Text Block [Abstract]
Schedule of Aggregate Values Assigned upon Issuance of Tangible Equity Units

The aggregate values assigned upon issuance of the TEUs, based on the relative fair value of the respective components of each TEU, were as follows:

	Equity Component	Debt Component	Total
Price per TEU	$41.7622	$8.2378	$50.00
Gross proceeds	240,133	47,367	287,500
Issuance costs	(7,204)	(1,421)	(8,625)

Net proceeds	$232,929	$45,946	$278,875